SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2019

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-23333	91-1863696
State or other jurisdiction	Commission	(I.R.S. Employer
Of incorporation	File Number	Identification No.)

624 Simpson Avenue, Hoquiam, Washington	98550
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders.

Timberland Bancorp, Inc. ("Company"), the holding company for Timberland Bank, held its Annual Meeting of Shareholders on Tuesday, January 22, 2019 in Hoquiam, Washington.  The results of the vote for the four items presented at the meeting were as follows:

1.	Election of Directors:
Shareholders elected the following nominees to the Board of Directors for a three-year term ending 2022 by the following vote:

	For		Against		Broker Non-Votes
	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Larry D. Goldberg	4,809,256	96.45	177,236	3.55	2,160,953	N/A
David A. Smith	4,792,627	96.11	193,865	3.89	2,160,953	N/A

Shareholders elected the following nominee to the Board of Directors for a one-year term ending 2020 by the following vote:

	For		Against		Broker Non-Votes
	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Daniel D. Yerrington	4,726,055	94.78	260,437	5.22	2,160,953	N/A

The following directors, who were not up for re-election at the Annual Meeting of Shareholders, will continue to serve as directors: Jon C. Parker, Michael R. Sand, Michael J. Stoney, Andrea M. Clinton, James A. Davis, and Kathy D. Leodler.

2.	Advisory (Non-Binding) Vote on Compensation of Named Executive Officers:
Shareholders approved an advisory (non-binding) vote on the compensation of the Company's named executive officers as follows:

	Number of Votes	Percentage
For	4,839,476	97.05
Against	114,773	2.30
Abstain	32,243	0.65
Broker non-votes	2,160,953	N/A

3.	Advisory (Non-Binding) Vote on Advisory Vote on Executive Compensation. Shareholders approved an advisory (non-binding) vote on executive compensation every year, as follows:

	Number of Votes	Percentage
One Year	4,081,303	82.37
Two Years	178,764	3.61
Three Years	694,679	14.02
Broker non-votes	2,185,209	N/A

4.	Ratification of Appointment of Independent Auditor:
Shareholders ratified the appointment of Delap LLP as the Company's independent auditor for the fiscal year ending September 30, 2019 by the following vote:

	Number of Votes	Percentage
For	7,123,103	99.66
Against	15,703	0.22
Abstain	8,639	0.12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: January 22, 2019	By: /s/Dean J. Brydon
Dean J. Brydon
Chief Financial Officer